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EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Biomerica, Inc. (the "Company") on Form 10-KSB for the period ending May 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zackary Irani, Chief Executive Officer of the Company, certify, to the best of my knowledge, Pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes Oxley Act of 2002,

i. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

ii. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Zackary S. Irani
-----------------------
Zackary S. Irani
Chief Executive Officer

Date: August 29, 2006